Exhibit 99.1

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                               BEHRINGER HARVARD
                            REAL ESTATE INVESTMENTS


FOR IMMEDIATE RELEASE

                      BEHRINGER HARVARD PURCHASES LANDMARK
                         IN DALLAS-FORT WORTH METROPLEX

         BURNETT PLAZA DOMINATES FORT WORTH'S CENTRAL BUSINESS DISTRICT

DALLAS, FEBRUARY 9, 2006 - Behringer Harvard REIT I, Inc. announced today its acquisition of Burnett Plaza, one of the largest buildings in the Southwest and a prominent landmark in the Dallas-Fort Worth metroplex.

Burnett Plaza is a 40-story, Class A office building that provides more than one million square feet of rentable space. Towering 567 feet high, it dominates the downtown Fort Worth skyline.

"This asset is the linchpin of a submarket enjoying low vacancy rates in Class A properties, escalating market rents and good absorption," said Robert Behringer, chairman and CEO of Behringer Harvard. "We expect Burnett Plaza to provide REIT investors with an attractive opportunity to capitalize on a core asset in a prime location with stable current yields backed by major tenants."

Strategically located on the west side of the central business district near Interstate 30 and the Trinity Railway Express, the 2.24-acre site is immediately adjacent to Burnett Park, Fort Worth's largest urban greenbelt. The 1,024,627-square-foot tower at 801 Cherry Street offers convenient access to Sundance Square, the Fort Worth Convention Center, and a famed cultural district featuring buildings designed by world-renowned architects, including the Kimbell Art Museum and The Modern Art Museum of Fort Worth.

The building is 97 percent leased, with major tenants including AmeriCredit Corporation, Burlington Resources, the U.S. Department of Housing and Urban Development (HUD) and Practitioners Publishing. Management of Burnett Plaza will be retained by Pennsylvania-based Brandywine Realty Trust. Steve Hentschel of Lehman Brothers served as an advisor to both Behringer Harvard and Brandywine Realty Trust.

ABOUT BEHRINGER HARVARD:
Behringer Harvard is an investment company that offers a diverse selection of real estate funds reflecting core, value-added and opportunistic investment strategies. Its publicly registered non-traded REITs and limited partnerships provide strategic opportunities for sellers of institutional-quality real estate as well as individual investors seeking to diversify their portfolios. The company's finite-life programs, offered through the independent broker dealer community, generally feature a total return focus and the financial transparency of public securities. For more information, call toll-free 866.655.3600 or visit behringerharvard.com.

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THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO THE BUSINESS AND
FINANCIAL OUTLOOK OF BEHRINGER HARVARD REIT I, INC. THAT ARE BASED ON OUR CURRENT EXPECTATIONS, ESTIMATES, FORECASTS AND PROJECTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN THESE FORWARD-LOOKING STATEMENTS, AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON ANY SUCH STATEMENTS. A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE. SUCH FACTORS INCLUDE THOSE DESCRIBED IN THE RISK FACTORS SECTIONS OF THE OFFERING DOCUMENTS FOR THE OFFERING OF EQUITY OF BEHRINGER HARVARD REIT I, INC. FORWARD-LOOKING STATEMENTS IN THIS DOCUMENT SPEAK ONLY AS OF THE DATE ON WHICH SUCH STATEMENTS WERE MADE AND WE UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS THAT MAY BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS. WE CLAIM THE SAFE HARBOR PROTECTION FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

CONTACTS

CONTACTS

Katie Myers                           Jason Mattox
Richards/Gravelle                     Executive Vice President
katie_myers@richards.com              Behringer Harvard
214.891.5842                          jmattox@behringerharvard.com
                                      866.655.3600

Barbara Marler
Marketing Communications Manager
Behringer Harvard
bmarler@behringerharvard.com
469.341.2312

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